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                     LM INSTITUTIONAL FUND ADVISORS I, INC.

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lisa G. Hathaway, Ilene S. Harker, James W. Hirschmann, and W. Curtis Livingston, III, as his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for him or her in his or her name, place and stead, in any and all capacities, to sign any or all post-effective amendments to this Registration Statement of LM Institutional Fund Advisors I, Inc., and to file the same, with all exhibits thereto, and all other documents in connection therewith (File Nos. 33-34929 and 811-06110) granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute may lawfully do or cause to be done by virtue hereof.

SIGNATURE                             TITLE                        DATE
---------                             -----                        ----

/s/  W. Curtis Livingston, III        President and Director       May 17, 1999
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W. Curtis Livingston, III

/s/  Edward A. Taber, III             Director                     May 17, 1999
---------------------------------
Edward A. Taber, III

/s/  John E. Bryson                   Director                     May 17, 1999
---------------------------------
John E. Bryson

/s/  Ronald J. Arnault                Director                     May 17, 1999
---------------------------------
Ronald J. Arnault

/s/  William G. Mcgagh                Director                     May 17, 1999
---------------------------------
William G. McGagh

/s/  Ronald L. Olson                  Director                     May 17, 1999
---------------------------------
Ronald L. Olson

/s/  Louis A. Simpson                 Director                     May 17, 1999
---------------------------------
Louis A. Simpson

/s/  William E. B. Siart              Director                     May 17, 1999
---------------------------------
William E. B. Siart

/s/  Anita L. Defrantz                Director                     May 17, 1999
---------------------------------
Anita L. DeFrantz

/s/  Marie K. Karpinski               Treasurer                    May 17, 1999
---------------------------------
Marie K. Karpinski